Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Thomas H. Lee Advisors, LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:	iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	May 1, 2019

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE ADVISORS, LLC

By: THL Holdco, LLC, its Managing Member

By:
/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Managing Director

Dated:  May 3, 2019

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL Equity Advisors VI, LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:	iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	May 1, 2019

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY ADVISORS VI, LLC

By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

Dated:  May 3, 2019

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Thomas H. Lee Equity Fund VI, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:	iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	May 1, 2019

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE EQUITY FUND VI, L.P.

By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

Dated:  May 3, 2019

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Thomas H. Lee Parallel Fund VI, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:	iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	May 1, 2019

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARALLEL FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

Dated:  May 3, 2019

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Thomas H. Lee Parallel (DT) Fund VI, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:	iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	May 1, 2019

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

Dated:  May 3, 2019

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL Coinvestment Partners, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:	iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	May 1, 2019

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL COINVESTMENT PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P., its General Partner
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

Dated:  May 3, 2019

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL Operating Partners, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:	iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	May 1, 2019

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL OPERATING PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P., its General Partner
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

Dated:  May 3, 2019

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL HOLDCO, LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:	iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	May 1, 2019

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL HOLDCO, LLC

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

Dated:  May 3, 2019

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Thomas H. Lee Partners, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:	iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	May 1, 2019

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARTNERS, L.P.

By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

Dated:  May 3, 2019

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL Equity Fund VI Investors (Clear Channel), L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:	iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	May 1, 2019

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (CLEAR CHANNEL), L.P.

By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

Dated:  May 3, 2019

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Clear Channel Capital IV, LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:	iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	May 1, 2019

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

CLEAR CHANNEL CAPITAL IV, LLC

By:	/s/ Scott Sperling
	Name:	Scott Sperling
	Title:	Manager

Dated:  May 3, 2019

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Clear Channel Capital V, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:	iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	May 1, 2019

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

CLEAR CHANNEL CAPITAL V, L.P.

By: CC Capital V Manager, LLC, its General Partner

By:	/s/ Scott Sperling
	Name:	Scott Sperling
	Title:	Manager

Dated:  May 3, 2019

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	CC Capital V Manager, LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:	iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	May 1, 2019

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

CC CAPITAL V MANAGER, LLC

By:	/s/ Scott Sperling
	Name:	Scott Sperling
	Title:	Manager

Dated:  May 3, 2019

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	James Carlisle

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	iHeartMedia, Inc.

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	May 1, 2019

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

By:	/s/ James Carlisle
Name: James Carlisle

       Dated:  May 3, 2019

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Laura Grattan

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	May 1, 2019

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

By:	/s/ Laura Grattan
Name: Laura Grattan

Dated:  May 3, 2019

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Scott Sperling

Address of Joint Filer:	c/o Bain Capital Partners
111 Huntington Ave.
Boston, MA 02199

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	iHeartMedia, Inc. [IHRT}

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	May 1, 2019

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

By:	/s/ Scott Sperling
Name: Scott Sperling

Dated:  May 3, 2019